                                                                      EXHIBIT 99


                                                               NOVEMBER 12, 2003


         HELMERICH & PAYNE, INC. ANNOUNCES EARNINGS FOR FISCAL YEAR 2003

         TULSA, OK - HELMERICH & PAYNE, INC. ANNOUNCED NET INCOME OF $18,730,000 ($0.37 PER DILUTED SHARE) FROM REVENUES OF $515,284,000 FOR ITS FISCAL YEAR ENDED SEPTEMBER 30, 2003. NET INCOME FROM CONTINUING OPERATIONS FOR THE PREVIOUS YEAR WAS $53,706,000 ($1.07 PER DILUTED SHARE) FROM REVENUES OF $551,879,000. NET INCOME INCLUDES GAINS FROM THE SALE OF PORTFOLIO SECURITIES OF $0.07 PER SHARE FOR 2003, AND $0.30 PER SHARE FOR 2002. NET INCOME ALSO INCLUDES A LOSS OF $0.01 PER SHARE, AND NET INCOME OF $0.06 PER SHARE FOR 2003 AND 2002, RESPECTIVELY, RESULTING FROM THE COMPANY'S SHARE OF LOSSES AND INCOME FROM ITS EQUITY AFFILIATES.

         FOURTH QUARTER NET INCOME WAS $7,387,000 ($0.15 PER DILUTED SHARE) FROM REVENUES OF $138,626,000, COMPARED WITH NET INCOME FROM CONTINUING OPERATIONS OF $4,899,000 ($0.10 PER DILUTED SHARE) FROM REVENUES OF $123,603,000 FOR LAST YEAR'S FOURTH QUARTER. INCLUDED IN FOURTH QUARTER NET INCOME WERE GAINS FROM THE SALE OF PORTFOLIO SECURITIES OF $0.06 PER SHARE FOR 2003, AND A LOSS OF $0.01 IN 2002. NET INCOME ALSO INCLUDES A LOSS OF $0.02 PER SHARE, AND INCOME OF $0.01 PER SHARE FOR FOURTH QUARTER 2003 AND 2002, RESPECTIVELY, RESULTING FROM THE COMPANY'S SHARE OF LOSSES AND INCOME FROM ITS EQUITY AFFILIATES.

         LAST YEAR'S NET INCOME FROM THE COMPANY'S FORMER EXPLORATION AND PRODUCTION COMPANY THAT WAS SPUN OFF SEPTEMBER 30, 2002 IS REPORTED AS INCOME FROM DISCONTINUED OPERATIONS OF AN ADDITIONAL $0.07 AND $0.19 PER DILUTED SHARE FOR THE THREE AND TWELVE MONTH PERIODS ENDED SEPTEMBER 30, 2002.

         TOTAL OPERATING PROFIT AND NET INCOME FROM CONTINUING OPERATIONS FOR THE COMPANY'S CURRENT YEAR'S FOURTH QUARTER WERE UP COMPARED TO LAST YEAR'S FOURTH QUARTER, BUT DECLINED COMPARED TO THE COMPANY'S PREVIOUS QUARTER ENDED JUNE 30, 2003. COMPARED WITH THE PREVIOUS QUARTER, FOURTH QUARTER OPERATING PROFIT, AND REVENUE AND MARGIN PER RIG DAY DECLINED IN ALL THREE OF THE COMPANY'S CONTRACT DRILLING BUSINESS SEGMENTS, WHILE OPERATING PROFIT INCREASED IN ITS REAL ESTATE SEGMENT DUE TO A GAIN FROM THE SALE OF UNDEVELOPED LAND. FOURTH QUARTER RIG UTILIZATIONS WERE FLAT TO DOWN IN ALL OF THE CONTRACT DRILLING BUSINESS SEGMENTS, COMPARED WITH THE PREVIOUS QUARTER.

         FOURTH QUARTER OPERATING PROFIT INCLUDES APPROXIMATELY $1.4 MILLION OF EARLY TERMINATION EARNINGS IN THE COMPANY'S OFFSHORE PLATFORM RIG SEGMENT. ADDITIONALLY, DURING THE FOURTH QUARTER, ONE OFFSHORE PLATFORM RIG WAS STACKED AND TWO RIGS THAT WERE WORKING AT FULL DAYRATE WHILE STILL ON CONTRACT WERE CHANGED TO STANDBY STATUS. CONSEQUENTLY, AVERAGE DAILY U.S. OFFSHORE PLATFORM RIG REVENUE AND PROFIT MARGIN WILL DECLINE IN THE FIRST QUARTER OF FISCAL 2004, WHICH WILL LIKELY REDUCE OPERATING PROFIT OF THE U.S. OFFSHORE PLATFORM RIG SEGMENT BY 50% FROM THAT OF THE FOURTH QUARTER OF FISCAL 2003.

         COMPANY PRESIDENT AND C.E.O., HANS HELMERICH COMMENTED; "WHILE INDUSTRY RIG COUNTS BEGAN TO IMPROVE IN THE LATTER PART OF OUR FISCAL YEAR, IT WAS NOT ENOUGH TO BRING A POSITIVE LIFT TO DAYRATES. IN FACT, THE RATE OF IMPROVEMENT SEEMED TO STALL DURING THE FOURTH QUARTER, CAUSING THE SLIGHTLY LOWER RESULTS WHEN COMPARED TO THE THIRD QUARTER. AS ANTICIPATED, OUR 2003 RESULTS WERE DOWN CONSIDERABLY FROM 2002.


                                     (OVER)

PAGE 2
NOVEMBER 12, 2003
NEWS RELEASE

         MUCH HAS BEEN SAID AND WRITTEN THIS PAST YEAR ABOUT THE DISCONNECT BETWEEN HIGH OIL AND NATURAL GAS PRICES AND THE TEPID OILFIELD ACTIVITY. NEVERTHELESS, THE FUNDAMENTALS FOR IMPROVEMENT ARE SETTING UP FOR 2004 AND BEYOND. ENERGY PRICES CONTINUE TO SUPPORT ADDITIONAL CUSTOMER SPENDING AND POSITIVE REPORTS CONCERNING ECONOMIC RECOVERY POINT TO INCREASING DEMAND.

         A NORMAL WINTER WOULD PROVIDE AN IMPORTANT BOOST TO ACCELERATING NATURAL GAS DRILLING IN THE U.S., PARTICULARLY ON LAND. ALSO, WE HAVE BEGUN TO EXPERIENCE SOME IMPROVEMENT IN OUR INTERNATIONAL RIG ACTIVITY. WE CANNOT PREDICT HOW FAR INTO 2004 IT WILL TAKE TO ACHIEVE POSITIVE TRACTION, BUT WE ARE CONFIDENT THAT WE ARE WELL POSITIONED AS A COMPANY TO FULLY PARTICIPATE IN ANY UNFOLDING UP-CYCLE."

REPORTING CHANGES

         AS DESCRIBED BELOW, THE COMPANY'S METHODOLOGY OF REPORTING BUSINESS SEGMENTS AND GENERAL AND ADMINISTRATIVE EXPENSES HAS BEEN CHANGED, WHICH SHOULD AID IN ANALYZING THE COMPANY.

BUSINESS SEGMENT INFORMATION

         1) THE NUMBER OF CONTRACT DRILLING BUSINESS SEGMENTS REPORTED HAVE INCREASED TO THREE TO REFLECT THE COMPANY'S U.S. OFFSHORE PLATFORM OPERATIONS SEPARATELY FROM THE U.S. LAND RIG OPERATIONS. FORMERLY, THE COMBINED U.S. SEGMENTS WERE REPORTED AS ONE SEGMENT. IT IS IMPORTANT TO NOTE THAT TOTAL OPERATING INCOME FOR U.S. OPERATIONS AND THE INTERNATIONAL CONTRACT DRILLING SEGMENT HAS NOT CHANGED. U.S. LAND AND OFFSHORE PLATFORM RIG SEGMENTS HAVE SIMPLY BEEN SEPARATED.

         2) EXPENSES WITHIN THE COMPANY'S CONTRACT DRILLING BUSINESS SEGMENTS HAVE BEEN BROKEN OUT TO DELINEATE DIRECT OPERATING COSTS FROM ASSOCIATED GENERAL AND ADMINISTRATIVE COSTS. FORMERLY, BOTH COSTS WERE INCLUDED IN SEGMENT REPORTING CALCULATIONS BUT NOT SHOWN OR BROKEN OUT SEPARATELY.

CONSOLIDATED STATEMENTS OF INCOME

         3) SEGMENT-RELATED GENERAL AND ADMINISTRATIVE COSTS THAT WERE PREVIOUSLY INCLUDED IN OPERATING COSTS HAVE NOW BEEN RECLASSIFIED TO GENERAL AND ADMINISTRATIVE EXPENSE ON THE CONSOLIDATED STATEMENT OF INCOME. THE TOTAL AMOUNT OF THE RECLASSIFICATION IS EQUAL TO THE AMOUNTS INCLUDED IN BUSINESS SEGMENT REPORTING SHOWN AS ALLOCATED GENERAL AND ADMINISTRATIVE EXPENSE. NO OTHER NUMBERS ON THE CONSOLIDATED STATEMENTS OF INCOME WERE CHANGED OR AFFECTED BY THIS RECLASSIFICATION.


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


PAGE 3
NOVEMBER 12, 2003
NEWS RELEASE

         IN CONJUNCTION WITH THE SEPARATION OF THE U.S. LAND AND U.S. OFFSHORE PLATFORM SEGMENTS, THE COMPANY MADE MINOR CHANGES TO ITS METHOD OF ALLOCATING COSTS BETWEEN THOSE SEGMENTS. THOSE ALLOCATION ADJUSTMENTS RESULTED IN SLIGHT CHANGES IN THE HISTORICAL MARGINS FOR BOTH U.S. LAND AND OFFSHORE PLATFORM RIG OPERATIONS. FOR FISCAL YEARS 2001-2003, THE ADJUSTED HISTORICAL DAILY REVENUE, EXPENSES AND RESULTING PROFIT MARGIN PER RIG USING THE NEW METHODOLOGY, AS WELL AS BUSINESS SEGMENT REPORTING AND CONSOLIDATED STATEMENTS OF INCOME UNDER THE NEW FORMAT, CAN BE FOUND AT THE H&P WEBSITE AT WWW.HPINC.COM/INVESTOR UNDER SEGMENT INCOME, CONSOLIDATED STATEMENT OF INCOME AND OPERATING STATISTICS 2001-2003.

         HELMERICH & PAYNE, INC. (HP/NYSE) IS A CONTRACT DRILLING COMPANY THAT OWNS 85 U.S. LAND RIGS, 12 U.S. PLATFORM RIGS LOCATED IN THE GULF OF MEXICO, 30 RIGS LOCATED IN SOUTH AMERICA, ONE RIG IN HUNGARY AND ONE RIG IN CHAD, FOR A TOTAL OF 129 RIGS. THE COMPANY CURRENTLY OPERATES 47 H&P-DESIGNED FLEXRIGS(R) AND IS SCHEDULED TO COMPLETE THE CONSTRUCTION OF AN ADDITIONAL 3 FLEXRIGS TO BE PUT IN SERVICE BY MARCH 2004.

         HELMERICH AND PAYNE, INC.'S CONFERENCE CALL/WEBCAST IS SCHEDULED FOR THIS AFTERNOON AT 3:00 ET (2:00 CT). TO LISTEN, GO TO
HTTP://WWW.FIRSTCALLEVENTS.COM/SERVICE/AJWZ392042520GF12.HTML. IF YOU ARE UNABLE TO PARTICIPATE DURING THE LIVE WEBCAST, THE CALL WILL BE ARCHIVED FOR 60 DAYS ON THE WEBSITE LISTED ABOVE AS WELL AS ON H&P'S WEBSITE AT WWW.HPINC.COM.

         THE INFORMATION TO BE DISCLOSED IN THE CONFERENCE CALL AND WEBCAST SHALL INCLUDE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, AS DISCLOSED BY H&P FROM TIME TO TIME IN ITS FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. AS A RESULT OF THESE FACTORS, H&P'S ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE INDICATED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS.


                                                             CONTACT: DOUG FEARS
                                                                  (918) 588-5208



*FLEXRIG(R) HEREINAFTER REFERRED TO AS FLEXRIG














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


PAGE 4
NEWS RELEASE
NOVEMBER 12, 2003
                                              HELMERICH & PAYNE, INC.
                                                     UNAUDITED
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         Three Months Ended                      Fiscal Year Ended
                                               -----------------------------------------     --------------------------
                                                June 30              September 30                   September 30
CONSOLIDATED STATEMENTS OF INCOME                 2003           2003            2002           2003            2002
                                               ----------     ----------      ----------     ----------      ----------


REVENUES
 Sales and other operating revenues            $  136,553     $  132,815      $  123,507     $  507,331      $  523,803
 Income from investments and other                    472          5,811              96          7,953          28,076
                                               ----------     ----------      ----------     ----------      ----------
                                                  137,025        138,626         123,603        515,284         551,879
                                               ----------     ----------      ----------     ----------      ----------

COSTS AND EXPENSES
  Direct operating costs                           88,720         88,408          86,468        345,537         361,669
  Depreciation                                     21,517         22,817          17,320         82,513          61,447
  General and administrative                        9,368          9,119          10,323         41,003          36,563
  Interest                                          3,247          3,240             712         12,289             980
                                               ----------     ----------      ----------     ----------      ----------
                                                  122,852        123,584         114,823        481,342         460,659
                                               ----------     ----------      ----------     ----------      ----------

Income from continuing operations before
   income taxes and equity in income(loss)
   of affiliates                                   14,173         15,042           8,780         33,942          91,220

Provision for income taxes                          6,144          6,473           4,416         14,649          40,573

Equity in income (loss) of affiliates
   net of income taxes                                133         (1,182)            535           (563)          3,059
                                               ----------     ----------      ----------     ----------      ----------
Income from continuing operations                   8,162          7,387           4,899         18,730          53,706
Income from discontinued operations                    --             --           3,924             --           9,811
                                               ----------     ----------      ----------     ----------      ----------
NET INCOME                                     $    8,162     $    7,387      $    8,823     $   18,730      $   63,517
                                               ==========     ==========      ==========     ==========      ==========

Basic earnings per common share:
    Income from continuing operations          $     0.16     $     0.15      $     0.10     $     0.37      $     1.08
    Income from discontinued operations                --             --            0.08             --            0.19
                                               ----------     ----------      ----------     ----------      ----------
    Net income                                 $     0.16     $     0.15      $     0.18     $     0.37      $     1.27
                                               ==========     ==========      ==========     ==========      ==========

Diluted earnings per common share:
    Income from continuing operations          $     0.16     $     0.15      $     0.10     $     0.37      $     1.07
    Income from discontinued operations                --             --            0.07             --            0.19
                                               ----------     ----------      ----------     ----------      ----------
    Net income                                 $     0.16     $     0.15      $     0.17     $     0.37      $     1.26
                                               ==========     ==========      ==========     ==========      ==========


Average common shares outstanding:
    Basic                                          50,045         50,108          49,921         50,039          49,825
    Diluted                                        50,681         50,695          50,461         50,596          50,345




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


PAGE 5
NEWS RELEASE
NOVEMBER 12, 2003

                             HELMERICH & PAYNE, INC.
                                    UNAUDITED
                                 (IN THOUSANDS)



CONSOLIDATED CONDENSED BALANCE SHEETS              9/30/03          9/30/02
                                                ------------     ------------

ASSETS
   Cash and cash equivalents                    $     38,189     $     46,883
   Other current assets                              159,342          131,868
                                                ------------     ------------
      Total current assets                           197,531          178,751
                                                ------------     ------------
   Investments                                       160,152          150,175
   Net property, plant, and equipment              1,058,205          897,445
   Other assets                                        1,329              942
                                                ------------     ------------
TOTAL ASSETS                                       1,417,217     $  1,227,313
                                                ============     ============


LIABILITIES AND SHAREHOLDERS' EQUITY
   Total current liabilities                    $     88,617     $     72,899
   Total noncurrent liabilities                      210,492          159,244
   Long-term notes payable                           200,000          100,000
   Total Shareholders' Equity                        918,108          895,170
                                                ------------     ------------

TOTAL LIABILITIES AND SHAREHOLDERS'  EQUITY     $  1,417,217     $  1,227,313
                                                ============     ============







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



PAGE 6
NEWS RELEASE
NOVEMBER 12, 2003


                                                                     YEARS ENDED
                                                                     SEPTEMBER 30
CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS                  2003              2002
                                                            ------------      ------------
                                                                 (Amounts in thousands)
OPERATING ACTIVITIES:
     Income from continuing operations                      $     18,730      $     53,706
       Depreciation                                               82,513            61,447
       Gain on sale of assets                                     (9,218)          (25,739)
       Changes in assets and liabilities                           3,055            65,461
       Other                                                       1,424            (3,101)
                                                            ------------      ------------
              NET CASH PROVIDED BY OPERATING ACTIVITIES           96,504           151,774
                                                            ------------      ------------

INVESTING ACTIVITIES:
       Capital expenditures                                     (246,301)         (312,064)
       Proceeds from sale of assets                               24,935            51,281
       Purchase of investments                                        --            (5,656)
                                                            ------------      ------------
              NET CASH USED IN INVESTING ACTIVITIES             (221,366)         (266,439)
                                                            ------------      ------------

FINANCING  ACTIVITIES:
       Net Proceeds from notes payable                           130,000            50,000
       Dividends paid                                            (16,026)          (15,221)
       Proceeds from exercise of stock options                     2,194             3,554
                                                            ------------      ------------
              NET CASH PROVIDED BY FINANCING ACTIVITIES          116,168            38,333
                                                            ------------      ------------

CASH USED IN DISCONTINUED OPERATIONS                                                (5,611)

NET DECREASE IN CASH AND CASH EQUIVALENTS                         (8,694)          (81,943)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                    46,883           128,826
                                                            ------------      ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                    $     38,189      $     46,883
                                                            ============      ============





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


PAGE 7
NEWS RELEASE
NOVEMBER 12, 2003


SEGMENT REPORTING                                     THREE MONTHS ENDED                             FISCAL YEAR ENDED
                                       ------------------------------------------------       ------------------------------
                                          JUNE 30                 SEPTEMBER 30                         SEPTEMBER 30
                                       ------------      ------------------------------       ------------------------------
                                           2003              2003              2002               2003              2002
                                       ------------      ------------      ------------       ------------      ------------
                                                        (Amounts in thousands except operating statistics)
US LAND OPERATIONS
Revenues                               $     74,036      $     75,507      $     59,814       $    273,993      $    232,446
Intersegment elimination                         --                --              (127)                --              (809)
Direct operating expenses                    52,327            54,079            44,699            201,398           165,394
Intersegment elimination                         --                --              (135)                --              (648)
General and administrative expense            2,108             1,711             3,497              9,304            10,087
Depreciation                                 11,936            13,356             7,768             44,726            26,311
                                       ------------      ------------      ------------       ------------      ------------
Operating profit                       $      7,665      $      6,361      $      3,858       $     18,565      $     30,493

Activity days                                 5,912             6,304             4,838             22,588            17,478
Average rig revenue per day            $     11,752      $     11,236      $     11,688       $     11,436      $     12,397
Average rig expense per day            $      8,080      $      7,837      $      8,564       $      8,221      $      8,561
Average rig margin per day             $      3,672      $      3,399      $      3,124       $      3,215      $      3,836
Rig utilization                                  82%               83%               85%                81%               84%

US OFFSHORE OPERATIONS
Revenues                               $     30,596      $     26,247      $     30,767       $    112,633      $    132,249
Direct operating expenses                    15,621            13,449            17,257             60,589            79,301
General and administrative expense              725               626               784              2,939             3,451
Depreciation                                  3,158             3,312             3,112             12,799            10,809
                                       ------------      ------------      ------------       ------------      ------------
Operating profit                       $     11,092      $      8,860      $      9,614       $     36,306      $     38,688

Activity days                                   592               529               723              2,233             3,286
Average rig revenue per day            $     41,058      $     37,514      $     31,651       $     38,239      $     30,424
Average rig expense per day            $     18,496      $     17,067      $     15,714       $     17,822      $     16,263
Average rig margin per day             $     22,562      $     20,447      $     15,937       $     20,417      $     14,161
Rig utilization                                  54%               48%               65%                51%               83%












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PAGE 8
NEWS RELEASE
NOVEMBER 12, 2003


SEGMENT REPORTING                                     THREE MONTHS ENDED                           FISCAL YEAR ENDED
                                       ------------------------------------------------      ------------------------------
                                          JUNE 30                  SEPTEMBER 30                       SEPTEMBER 30
                                           2003              2003              2002              2003              2002
                                       ------------      ------------      ------------      ------------      ------------
                                                                     (Amounts in thousands)
INTERNATIONAL OPERATIONS
Revenues                               $     29,981      $     26,856      $     31,177      $    109,812      $    151,392
Direct operating expenses                    20,280            20,429            23,561            81,461           115,294
General and administrative expense              705               723               842             3,110             2,634
Depreciation                                  5,112             5,095             5,486            20,092            20,336
                                       ------------      ------------      ------------      ------------      ------------
Operating profit                       $      3,884      $        609      $      1,288      $      5,149      $     13,128

Activity days                                 1,211             1,108             1,302             4,515             5,956
Average rig revenue per day            $     20,332      $     19,820      $     19,683      $     19,603      $     21,161
Average rig expense per day            $     13,970      $     13,717      $     13,475      $     14,140      $     14,599
Average rig margin per day             $      6,362      $      6,103      $      6,208      $      5,463      $      6,562
Rig utilization                                  43%               38%               43%               39%               51%

Per day calculations for international operations exclude gains and losses from translation of foreign currency transactions.

Operating statistics exclude the effects of offshore platform management contracts, and do not include reimbursements of "out-of-pocket" expenses in revenue per day, expense per day and margin calculations.

Reimbursed amounts were as follows:

US Land Operations                      $      4,557     $      4,676     $      3,265     $     15,686     $     15,780
US Offshore Operations                  $      1,177     $      1,537     $      2,864     $      7,304     $     12,402
International Operations                $      1,991     $      1,537     $      2,197     $      7,996     $     12,769

REAL ESTATE
Revenues                                $      1,940     $      4,205     $      1,876     $     10,893     $      8,525
Direct operating expenses                        436              429              478            1,789            1,617
Depreciation                                     693              544              407            2,535            1,844
                                        ------------     ------------     ------------     ------------     ------------
Operating profit                        $        811     $      3,232     $        991     $      6,569     $      5,064









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


PAGE 9
NEWS RELEASE
NOVEMBER 12, 2003


SEGMENT REPORTING                                           THREE MONTHS ENDED                      FISCAL YEAR ENDED
                                                ------------------------------------------      --------------------------
                                                  JUNE 30              SEPTEMBER 30                    SEPTEMBER 30
                                                   2003            2003            2002            2003            2002
                                                ----------      ----------      ----------      ----------      ----------

The following table reconciles segment operating profit per the information above to income before income taxes and equity in income of affiliates as reported on the Consolidated Condensed Statements of Income (in thousands).

OPERATING PROFIT
US Land                                         $    7,665      $    6,361      $    3,858      $   18,565      $   30,493
US Offshore                                         11,092           8,860           9,614          36,306          38,688
International                                        3,884             609           1,288           5,149          13,128
Real Estate                                            811           3,232             991           6,569           5,064
                                                ----------      ----------      ----------      ----------      ----------
SEGMENT OPERATING PROFITS                           23,452          19,062          15,751          66,589          87,373

Unallocated amounts:
  Income from investments                              472           5,811              96           7,953          28,076
  Corporate general & administrative                (5,830)         (6,059)         (5,200)        (25,650)        (20,391)
  Interest expense                                  (3,247)         (3,240)           (712)        (12,289)           (980)
  Other depreciation                                  (618)           (510)           (547)         (2,361)         (2,147)
  Other expense                                        (56)            (22)           (608)           (300)           (711)
                                                ----------      ----------      ----------      ----------      ----------
    Total unallocated amounts                       (9,279)         (4,020)         (6,971)        (32,647)          3,847
                                                ----------      ----------      ----------      ----------      ----------

INCOME BEFORE INCOME TAXES AND EQUITY
  IN INCOME OF AFFILIATES                       $   14,173      $   15,042      $    8,780      $   33,942      $   91,220
                                                ==========      ==========      ==========      ==========      ==========







                                       ###